Exhibit 10.50


                         AMENDMENT NO. 2 TO CREDIT AGREEMENT


                  AMENDMENT NO. 2 dated as of December 30, 1993 to the Credit Agreement dated as of September 1, 1993 (as amended by Amendment No. 1 thereto dated as of October 12, 1993, the "Credit Agreement") among FIRST HEALTHCARE CORPORATION (the "Borrower"), THE HILLHAVEN CORPORATION (the "Guarantor"), the BANKS referred to in the Credit Agreement (the "Banks"), the LC ISSUING BANKS referred to in the Credit Agreement (the "LC Issuing Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), CHEMICAL BANK, as Administrative Agent (the "Administrative Agent"), and J.P. MORGAN DELAWARE, as Collateral Agent (the "Collateral Agent").


                                 W I T N E S S E T H:


                  WHEREAS, the Guarantor and the Borrower desire to amend the Credit Agreement to allow IRB Letters of Credit (as defined in the Credit Agreement) to be issued to backstop letters of credit that provide credit support for (i) industrial revenue bonds in an aggregate original principal amount of $6,925,000 that were issued with respect to the Meridian House retirement housing facility located in Lantana, Florida or (ii) any other industrial revenue bonds or similar instruments issued for the benefit of the Borrower, any of its Subsidiaries (as defined in the Credit Agreement) or any partnership in which the Borrower or one of its Subsidiaries is a general partner (or for which the Borrower is otherwise liable) that were outstanding on the Effective Date (as defined in the Credit Agreement) and that may hereafter be designated by the Borrower by written notice to the Banks, in each case subject to the limitation on the aggregate original face amount of IRB Letters of Credit that may be issued under the Credit Agreement; and

                  WHEREAS, the parties hereto wish to amend the definition of "Designated IRB Debt" contained in the Credit Agreement, as well as Schedule IX to the Credit Agreement, to give effect to the foregoing;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.



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                  SECTION 2.  Amendment of Section 1.01.  Section 1.01 is
          amended by replacing the definition of "Designated IRB Debt" contained therein with the following:

                  "Designated IRB Debt" means industrial revenue bonds or
             similar instruments issued for the benefit of the Borrower, any of its Subsidiaries or any partnership in which the Borrower or one of its Subsidiaries is a general partner (or for which the Borrower is otherwise liable) which are outstanding on the Effective Date and (x) identified in
             Schedule IX hereto or (y) designated by the Borrower by written notice to the Banks as "Designated IRB Debt" for all purposes hereunder.

                  SECTION 3. Amendment of Schedule IX. Schedule IX is amended by adding the following industrial revenue bond issue as new "24." on such schedule, by changing the numbering of the subsequent industrial revenue bond issues accordingly and by changing the sums of the relevant figures accordingly:

               24.     7138   Meridian House    Bank Cal    6,925,000


                  SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Required Banks and the Agents (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                 FIRST HEALTHCARE CORPORATION



                                 By /s/ Robert K. Schneider
                                      Vice President & Treasurer


                                 THE HILLHAVEN CORPORATION



                                 By /s/ Robert K. Schneider
                                      Vice President & Treasurer


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                                           BANKS

                                 Managing Agents:

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK



                                 By /s/ Diana H. Imhof
                                   Title: Associate




                                 CHEMICAL BANK



                                 By /s/ Robert L. Parker
                                   Title: Vice President




                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION



                                 By /s/ Brad W. DeSpain
                                   Title: Vice President



                                 THE BANK OF NEW YORK



                                 By /s/ Lisa Y. Brown
                                   Title: Vice President



                                 THE CHASE MANHATTAN BANK, N.A.



                                 By /s/ Andris G. Kalnins
                                   Title: Managing Director









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                                 CONTINENTAL BANK N.A.



                                 By /s/ Elizabeth M. Nolan
                                   Title: Vice President


                                 THE LONG-TERM CREDIT BANK
                                   OF JAPAN, LTD.,
                                   LOS ANGELES AGENCY



                                 By /s/ Yutaka Kamisawa
                                   Title: Deputy General Manager


                                 NATIONSBANK OF TEXAS, N.A.



                                 By /s/ Pamela F. Randell
                                   Title: Vice President


                                 PNC BANK, NATIONAL ASSOCIATION



                                 By /s/ J. Gregory Seilby
                                   Title:  Vice President


                                 SEATTLE-FIRST NATIONAL BANK



                                 By /s/ Thomas P. Rook
                                   Title: Vice President



                                 SWISS BANK CORPORATION,
                                   SAN FRANCISCO BRANCH



                                 By /s/ David L. Parrot
                                   Title: Associate Director
                                          Merchant Banking


                                 By /s/ Colin T. Taylor
                                   Title: Director Merchant Banking




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                                 THE TORONTO-DOMINION BANK



                                 By /s/ Sara A. Tirner
                                   Title: Attorney-in-Fact




                                 U.S. BANK OF WASHINGTON,
                                   NATIONAL ASSOCIATION



                                 By /s/ Erin Keyser
                                   Title: Vice President


                                 Co-Agents:


                                 BANK OF HAWAII


                                 By /s/ Peter S. Ho
                                   Title: Assistant Vice President



                                 BANQUE NATIONALE DE PARIS


                                 By /s/ Judith A. Dowling
                                   Title: Vice President



                                 By /s/  William LaHerran
                                   Title: Associate



                                 BHF-BANK


                                 By /s/ Robert Suehnholz
                                   Title: Senior Vice President



                                 By /s/ Linda Pace
                                   Title: Assistant Treasurer






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                                 KREDIETBANK N.V.


                                 By /s/ Robert Snauffer
                                   Title: Vice President



                                 By /s/ Tod R. Angus
                                   Title: Vice President

                                 Lenders:


                                 DRESDNER BANK AG,
                                   LOS ANGELES AGENCY/
                                   GRAND CAYMAN BRANCH



                                 By /s/ Jon M. Bland
                                   Title: Senior Vice President



                                 By /s/ Sidney S. Jordan
                                   Title Vice President




                                 FIRST INTERSTATE BANK OF
                                   WASHINGTON, N.A.



                                 By /s/ Donald H. Ralston
                                   Title: Vice President




                                 FLEET BANK OF MASSACHUSETTS



                                 By /s/ Ginger Stolzenthaler
                                   Title: Vice President











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                                 THE FUJI BANK, LIMITED,
                                   LOS ANGELES AGENCY


                                 By /s/ Yasuji Ikawa
                                   Title: Joint General Manager



                                 THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, LOS ANGELES AGENCY


                                 By /s/ Koji Okawa
                                   Title: Joint General Manager


                                 AGENTS

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Agent



                                 By /s/ Diana H. Imhof
                                   Title: Associate



                                 CHEMICAL BANK,
                                   as Administrative Agent



                                 By /s/ Robert L. Parker
                                   Title: Vice President



                                 J.P. MORGAN DELAWARE,
                                   as Collateral Agent



                                 By /s/ Robert J. Henchey
                                   Title: Vice President













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